1

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina.  These forward-
looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared.  Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii)
competitive pressures among depository and other financial institutions may increase significantly; (iv)
legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii)
competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of
Beach First National Bank (“Beach First”) may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected.  Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual
Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.  Please
refer to the Securities and Exchange Commission’s website at                         where you can review those
documents.  BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.
www.sec.gov

Winston-Salem
Greensboro
High Point
Thomasville
Lexington
Statesville
Salisbury
Mooresville
Kannapolis
Concord
Charlotte
Asheboro
Mocksville
Clemmons
Kernersville
Walkertown
Jamestown
Cooleemee
Mount Ulla
China Grove
Rockwell
Gold Hill
Denton
Randleman
Pleasant Garden
Gibsonville
Summerfield
Stokesdale
Rural Hall
Yadkinville
Farmington
Boonville
Forbush
New Market
Cotton Grove
Healing Springs
Troutman
Davidson
Cornelius
Huntersville
Mountain Island Lake
Mount Holly
Lake Norman
Enochville
Poplar Tent
Spencer
Robbins

Sumter
Myrtle Beach
Long Bay
Garden City Beach
Murrells Inlet
Georgetown
Conway
Socastee
Loris
Aynor
Kingstree
Manning
Summerton
Orangeburg
St Matthews
Santee
Holly Hill
Moncks Corner
Cordesville
McClellanville
Bulls Bay
Summerville
Goose Creek
North Charleston
Charleston
St Andrews
Folly Beach
Johns Island
Edisto Island
Walterboro
Hendersonville
Beaufort
Port Royal
Burton
Sheldon
Hampton
Varnville
Bamberg
Branchville
Ehrhardt
Denmark
Garden City
Savannah
Andrews
Lane
Cades
Lake City
Timmonsville
Pamplico
Coward
Rembert
Privateer
Sardinia
Johnsonville
Nesmith
Plantersville
St Stephen
Ridgeville
St George
Bowman

Franchise Overview:
•
6  largest Bank Headquartered in North Carolina
•
$2.18 billion in total assets at September 30, 2010
•
History of strong core earnings and cash dividends
•
Profitable every quarter since 1994
•
Strong asset quality
•
NPAs/Assets (non-covered) of 1.99% at Q3 2010
•
NPL Coverage Ratio at Q3:  177%
•
Seasoned Credit Team
•
23 Offices in High Growth Markets in North and South Carolina
•
Key NC markets along 4 major interstate corridors and adjacent MSAs
•
NC Franchise in Central Part of State- No Coastal or Mountain Presence
•
Recent expansion into coastal South Carolina- 6 Offices
•
(FDIC-assisted acquisition of Beach First)
Bank of North Carolina
Offices
BNC Bank Offices

th

•
Share Price (11/08/2010) $9.40
•
52 Week Range $6.45 - $10.99
•
Tangible Book Value (9/30) $9.98
•
Shares Outstanding 10,843,234
Common 9,038,668
Convertible preferred 1,804,566
•
Market Capitalization (Fully Diluted) $96.4 million
•
Average Daily Volume 3,991
•
Price to Tangible Book (9/30) 0.94x
Stock Profile – BNCN (NASDAQ)

• Successful Acquisition and Integration of Beach First – FDIC Assisted Transaction
• Successful Non-Contingent Capital Raise of $35 Million at Tangible Book Value
• Additional Capital Standing Ready as Opportunities Warrant
• Organic Entry into Attractive New Markets with “Lift Out” Teams
•
Concord
•
Raleigh
•
Winston-Salem
•
Charlotte
• Built Loss Share and Special Assets Platform that is scalable to handle additional opportunities
• Core Deposit Growth of $700+ million in past 12 months
• Hired 3 Regional Presidents and established 3 Regional Credit Support Hubs staffed by chief credit officer quality talent
• Converting to JHA Silverlake core software to provide a platform that will support and control future growth
Recent Highlights

Lots of Change in 2010

BANK of NORTH CAROLINA

BNC BANK

BNC BANCORP

2010 2009 Active Accounts 48,105 37,621 Number of Employees 375 255 Number of Logos 2 1 Number of Bank brands 1 1 6

• BNC was approved by FDIC-Atlanta to Bid on Beach First with no new Capital required
• BNC won Beach First transaction
• BNC and Aquiline Partners began active negotiations on a private placement
• Aquiline conducted over 5 weeks of extensive due diligence
• Aquiline invested $27 million in BNC at tangible book value
• Additional investors representing $8 million completed $35 million capital raise, each of which conducted due diligence
• BNC completed one of four successful capital raises by banks in North Carolina
• Aquiline poised and ready to invest additional capital as opportunities warrant
• BNC has built a loss share and special assets platform scalable to handle additional transactions
$35 Million Capital Raise Timeline

Tangible Common Equity and Equivalents
RATIOS
Tangible
Common
Equity (TCE)
Total Assets
(TA)
Risk
Weighted
Assets (RWA) RWA/TA TCE/TA TCE/RWA
Before Beach First and Capital Raise
3/31/2010 $       68.600 $         1.628 $        1.155 70.9% 4.21% 5.94%
millions billions billions
After Beach First and Capital Raise
9/30/2010 $     107.593 $         2.180 $        1.347 61.8% 4.94% 7.99%
millions billions billions
*TCE Equivalents:  Includes Participating Convertible Preferred Stock with zero Coupon.
Capital Ratios
Regulatory Capital Ratios
(At September 30, 2010)
Capital Ratio Well Capitalized Bank of NC BNC Bancorp
Tier 1 Leverage 5.0%
7.5% 7.4%
Tier 1 Risk-Based 6.0%
12.1% 12.0%
Total Risk-Based 10.0%
13.8% 13.7%

Challenges / Opportunities
Challenges
•
High Unemployment in the Carolinas
•
NPA disposal at fair and reasonable levels
•
Balancing slower top line growth with the early expense ramp of organic opportunities
•
Changing regulatory environment
Opportunities
•
FDIC Assisted Transactions –
Opportunistic and Strategic Acquirer
•
Carolinas  and Virginia
•
Organic Growth – Strategic Expansion
•
Lift Out Teams
•
In-Market Talent
•
Noninterest Income – Mortgage, Wealth, SBA Lending
•
Whole Bank and Branch Acquisitions-
Strategic Acquirer
•
Raleigh to Charlotte

Franchise Value
•
WHAT WILL DRIVE FRANCHISE VALUE?
• CREDIT QUALITY
• RECOGNITION AND ADDRESSING PROBLEMS PROMPTLY
• CORE DEPOSITS
• CONSISTENCY and DIVERSITY OF EARNINGS
• SUFFICIENT FLOAT IN OUR STOCK
• STOCK VALUATION AT LEVELS TO FACILITATE ACCRETIVE DEALS
• MORE CAPITAL – LESS LEVERAGE
Market will reward “Balance” and “Proactive Management”

APPENDIX INFORMATION 11

NC & SC Publicly Traded Banks by 2Q10 Assets
(Between $500MM - $4B)
Assets ($B)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
3.6
3.3
2.2
2.2
2.0
1.9
1.7
1.7
1.4
1.3
1.1
1.1
1.0
1.0
0.9
0.9
0.9
0.8
0.8
0.8
0.8
0.8
0.7
0.7
0.7
0.7
0.6
0.6
0.6
0.6
0.6
0.5
0.5
0.5
0.5
SCBT Financial Corporation
First Bancorp
Yadkin Valley Financial Corporation
BNC Bancorp
FNB United Corp.
NewBridge Bancorp
Capital Bank Corporation
Southern Community Financial Corporation
Palmetto Bancshares, Inc.
Southern BancShares (N.C.), Inc.
Peoples Bancorp of North Carolina, Inc.
First National Bank of Shelby
Bank of Granite Corporation
Crescent Financial Corporation
Four Oaks Fincorp, Inc.
CNB Corporation
ECB Bancorp, Inc.
First South Bancorp, Inc.
1st Financial Services Corporation
High Point Bank Corporation
HCSB Financial Corporation
Community Capital Corporation
Southern First Bancshares, Inc.
Carolina Bank Holdings, Inc.
New Century Bancorp, Inc.
North State Bancorp
First Community Corporation
First Reliance Bancshares, Inc.
Tidelands Bancshares, Inc.
Waccamaw Bankshares, Inc.
MidCarolina Financial Corporation
Bank of the Carolinas Corporation
Peoples Bancorporation, Inc.
Community First Bancorporation
Uwharrie Capital Corp

Source: SNL Financial 12

2Q10 NPAs/Assets
-- NC & SC Publicly Traded Banks $500MM-$4B --
NPAs/Assets (%)
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1%
2%
2%
2%
2%
3%
3%
3%
3%
3%
3%
4%
4%
4%
4%
4%
4%
4%
5%
5%
5%
5%
5%
5%
6%
6%
6%
6%
6%
7%
7%
8%
9%
10%
16%
Southern BancShares (N.C.), Inc.
BNC Bancorp
SCBT Financial Corporation
Uwharrie Capital Corp
Southern First Bancshares, Inc.
First Community Corporation
CNB Corporation
New Century Bancorp, Inc.
ECB Bancorp, Inc.
First Bancorp
Yadkin Valley Financial Corporation
First National Bank of Shelby
Crescent Financial Corporation
MidCarolina Financial Corporation
Peoples Bancorp of North Carolina, Inc.
Community First Bancorporation
NewBridge Bancorp
Southern Community Financial Corporation
Carolina Bank Holdings, Inc.
1st Financial Services Corporation
High Point Bank Corporation
First South Bancorp, Inc.
HCSB Financial Corporation
Four Oaks Fincorp, Inc.
Bank of the Carolinas Corporation
North State Bancorp
First Reliance Bancshares, Inc.
Capital Bank Corporation
Peoples Bancorporation, Inc.
Community Capital Corporation
Tidelands Bancshares, Inc.
Waccamaw Bankshares, Inc.
Bank of Granite Corporation
Palmetto Bancshares, Inc.
FNB United Corp.

Source: SNL Financial 13

2Q10 Texas Ratio (NPAs / Tang. Common Equity + LLR)
-- NC & SC Publicly Traded Banks $500MM-$4B --
Texas Ratio (%)
400%
350%
300%
250%
200%
150%
100%
50%
0%
8%
24%
26%
28%
30%
30%
33%
34%
35%
37%
42%
43%
45%
46%
48%
51%
52%
55%
59%
61%
64%
71%
73%
74%
76%
77%
81%
82%
86%
106%
126%
134%
154%
163%
369%
Southern BancShares (N.C.), Inc.
CNB Corporation
New Century Bancorp, Inc.
SCBT Financial Corporation
ECB Bancorp, Inc.
Uwharrie Capital Corp
First National Bank of Shelby
Southern First Bancshares, Inc.
BNC Bancorp
High Point Bank Corporation
First Bancorp
First Community Corporation
First South Bancorp, Inc.
Community First Bancorporation
Crescent Financial Corporation
Peoples Bancorp of North Carolina, Inc.
MidCarolina Financial Corporation
Yadkin Valley Financial Corporation
NewBridge Bancorp
Four Oaks Fincorp, Inc.
Peoples Bancorporation, Inc.
Southern Community Financial Corporation
Bank of the Carolinas Corporation
Community Capital Corporation
1st Financial Services Corporation
Carolina Bank Holdings, Inc.
North State Bancorp
Capital Bank Corporation
First Reliance Bancshares, Inc.
HCSB Financial Corporation
Tidelands Bancshares, Inc.
Bank of Granite Corporation
Waccamaw Bankshares, Inc.
Palmetto Bancshares, Inc.
FNB United Corp.

Source: SNL Financial 14

August 2009 – Met with Investment Bankers to discuss assisted transaction opportunities
September 2009 – Financial Advisors and management presents to BNC Board of Directors modeling on specific potential transactions; Board engages financial advisor
October 2009 – Company engages Womble Carlyle in Atlanta as special legal counsel; face-to-face discussions held with state and federal regulators
October 2009 – January 2010 – Company explores offensive capital opportunities
November 2009 – DD&F Consulting engaged to begin assisting Functional Leaders with strategic plans for takeover weekend and post FDIC deal integration
January 2010 to March 2010 – BNC management meets with previous winners of FDIC transactions to understand bid preparation and infrastructure build to meet loss share & workout requirements.
March 2010 – Management and “Deal Team” evaluate Beach First assisted transaction and decide to pursue bid opportunity
Final Month
•
Team of 12 employees conduct week-long onsite due diligence at Beach First National Bank HQ
•
Management evaluates proforma balance sheet, credit and collection costs, and arrives at final bid
•
Transaction completed
Preparation:
FDIC-Assisted Transaction

•
Expands Bank of North Carolina’s presence into attractive South Carolina markets
•
Strong historical and forecasted population growth
•
Beach First founded in 1996; seasoned retail customer base
•
Voted “Best Community Bank” in Myrtle Beach multiple times
•
#1 deposit market share in Myrtle Beach (per 2009 SNL data)
•
Quality employees
•
Immediately accretive to EPS and tangible book value per share
•
Improves core deposit mix
•
Presents opportunity to grow core deposit franchise
•
Loss-share agreement protects Bank of North Carolina on acquired loans
Strategic Rationale
Beach First

Beach First Integration
•
Hired South Carolina market president with strong credit background in the Myrtle Beach market.
Recently served as Head of Special Assets for $3.5B bank.  Understood loss share process.
•
Hired loss-share reporting and integration specialist.  Had worked with DD&F Consulting developing loss share platform for successful client bidders.
•
Special Assets and Loss-Share teams in place and well ahead of plan.
•
Test Certificates filed and approved as of May 31, 2010
•
Loss-Share Certificates filed as of June 30 and September 30, 2010 with no exceptions.
–
90 days ahead of schedule
•
Core deposits have been stable; seeing growth in business services unit. High retention rate on targeted Beach First staff
•
Working with FDIC preferred vendor Solomon Edwards to establish and document workflow policies and diagrams, establish a system of monthly internal audit and reporting, and resources for least cost decisions that are out of the norm.
•
Solomon Edwards is implementing a separate accounting system for loss share and for GAAP on all of the loss share loans.

BANK of NORTH CAROLINA

The place to be…
for all the right reasons.

Successfully Growing
Core Deposits
Total Deposit Growth Trends
BNC Legacy w/o Beach First BNC Total
12/31/2008 12/31/2009 3/31/2010 6/30/2010 6/30/2010
Noninterest DDA 62 $            67 $           65 $            70 $              8 $               13% 104 $               42 $             68%
NOW, MMA, SAV 183 $          578 $         599 $          649 $            466 $            255% 740 $               557 $           304%
Time – Local 271 $          368 $         356 $          422 $            151 $            56% 657 $               386 $           142%
Time - Wholesale 630 $          337 $         331 $          321 $            (309) $           -49% 334 $               (296) $          -47%
     Total 1,146 $       1,350 $      1,351 $       1,462 $         316 $            28% 1,835 $            689 $           60%
Wholesale CD's as % of Total
55% 25% 25% 22% 18%
4% 4%
Wholesale CD's:   Maturities < 12 months as % of  Deposits
Total
Change
from
12/31/2008
%
BNC Legacy
Change
from
12/31/2008
$
Total
Change
from
12/31/2008
$
BNC Legacy
Change from
12/31/2008
%
* Success in growing core deposits has reduced wholesale CDs by 49%
* Wholesale CDs are predominately a tool to access longer term funding. Minimal amount with maturities inside one year.

$

BANK of NORTH CAROLINA
The place to be… for all the right reasons.

Total Core Deposits
SC Franchise
370,000
365,000
360,000
355,000
350,000
345,000
340,000
335,000
Apr 9 2010
Apr 2010
May 2010
Jun 2010
Jul 2010
Aug 2010
Sep 2010

Stable Core Deposits in South
Carolina

Opening Day Actual Actual Actual Actual Actual Actual
Apr 9 2010 Apr 2010 May 2010 Jun 2010 Jul 2010 Aug 2010 Sep 2010
Total Core Deposits 353,324 348,560 346,817 360,683 365,696 363,483 353,124
Non-Interest Bearing Deposits 34,935 33,724 32,523 33,465 36,203 34,766 33,228
Interest bearing demand deposits 33,160 34,636 35,357 41,641 35,440 40,204 32,168
Savings and Money Market Deposits 49,898 47,939 45,903 49,691 53,458 53,852 54,970
Time Deposits - Retail 235,331 232,261 233,034 235,886 240,595 234,661 232,758
Time Deposits - Wholesale 146,659 44,750 25,295 12,703 7,165 3,623 1,689
Total Deposits 499,983 393,310 372,111 373,387 372,861 367,106 354,813

BANK of NORTH CAROLINA
The place to be… for all the right reasons.

Less Reliance on Wholesale
CD’s
Total Deposits = $1.88 billion at September 30, 2010
CDs – Wholesale, 17.8%
CDs – Local, 35.9%
NOW, MMA,
Savings, 40.6%
Non-Interest DDAs, 5.7%
Average Cost of
Deposits 1.83%
Wholesale CDs reduced to 17.8% of Deposits

BANK of NORTH CAROLINA

The place to be…
for all the right reasons.

Current
Balance
% of
Total
Balance
Non-
Accrual
Loans
Non-
Accrual/
Current
Balance OREO
30-89
Days
Deliq.
90+
Deliq
Year-to-
Date
Charg offs
Year-to
Date
Charg
offs %
CONSTRUCTION 1-4 FAMILY RESIDENTIAL
31,060       2.7% 1,024    3.3% 2,141      310        -   917         2.95%
OTHER CONSTRUCTION, A & D, and LAND
169,637     14.8% 2,895    1.7% 12,645   921        -   2,349      1.38%
FARMLAND
820            0.1% -        0.0% -   0.00%
EQUITY LINES
83,246       7.2% 174       0.2% 282        -   489         0.59%
1-4 FAMILY
192,499     16.8% 2,347    1.2% 2,897      902        -   1,390      0.72%
MULTI-FAMILY
41,980       3.7% 714       1.7% -   0.00%
COMMERCIAL R/E - OWNER-OCCUPIED
183,854     16.0% 1,883    1.0% -   375         0.20%
COMMERCIAL - INVESTMENT PROPERTY**
309,183     26.9% 442       0.1% 8,367      9,245     -   4,651      1.50%
COMMERCIAL AND INDUSTRIAL LOANS*
107,147     9.3% 1,119    1.0% -          472        -   4,503      4.20%
CONSUMER LOANS
17,916       1.6% 5            0.0% -          -   233         1.30%
COMMERCIAL LEASES
11,114       1.0% -        0.0% 7              0.06%
TOTALS 1,148,456 100.0% 10,603 0.9% 26,050   12,132 -   14,914    1.30%
* One Relationship accounts for $2.7 million.  100% Charge-off in 2010.  Recovery potential significant.
** One relationship accounts for $1.8 million of charge-offs.  $4.8 million of 30-89 day past due total is one credit that is currently under contract at no loss to BNC.
Credit Quality Statistics
Balances as of  September 30, 2010

BANK of NORTH CAROLINA
The place to be... for all the right reasons.

w/o
Beach First
w/o
Beach First
6/30/09 12/31/09 3/31/10 6/30/10 9/30/10
Nonaccruals $5,772 $18,702 $12,542 $10,080 $10,603
OREO $12,742 $14,325 $20,326 $21,728 $26,050
90 Days PD - - - $1,361 $23
Total NPAs $18,937 $33,027 $32,868 $33,169 $36,676
NPAs/Assets 1.18% 2.02% 2.02% 1.83% 1.99%
NPLs/Loans 0.61% 1.73% 1.15% 0.90% 0.92%
LLR/Loans 1.48% 1.60% 1.60% 1.69% 1.64%
NCOs/ Avg. Loans (Ann.) 0.98% 1.55% 1.07% 1.23% 1.56%
Asset Quality Trends
–Non-Covered Assets and Loans–

23